SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 4, 1999


                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                         0-22772                        81-0487794
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(State or other              (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                                59802
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:              (406) 721-5254
--------------------------------------------------------------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.      OTHER EVENTS

               On December 4, 1999 the Registrant issued the press release attached as Exhibit 99.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

               (a) Exhibits

                   99.1 Press Release dated December 3, 1999.




































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

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WesterFed Financial Corporation



Date:  December 6, 1999                    By: /s/Lyle R. Grimes
      -----------------                       ---------------------------------

                                              Lyle R. Grimes
                                              President/Chief Executive Officer











































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
                                                                      EXHIBIT 99

                         WESTERFED FINANCIAL CORPORATION
                   NAMES NEW PRESIDENT/CHIEF EXECUTIVE OFFICER



     Missoula, Montana - December 3, 1999 - The Board of Directors of WesterFed Financial Corporation (the "Company") (NASDAQ - WSTR), the holding company for Western Security Bank (the "Bank"), announced that on November 23, 1999, Ralph
K.  Holliday  was  elected to the  position  of  President  and Chief  Executive
Officer, filling the vacancy created by Lyle Grimes' retirement from that position. Mr. Grimes served as President/Chief Executive Officer of the Company since its inception in January of 1994. Mr. Grimes will continue to serve as Chairman of the Board for both the Company and the Bank. Mr. Holliday will also fill a newly created Director position with the Company's Board, raising the total number of directors from eight to nine.

     Ralph Holliday joined the Bank as President/Chief Executive Officer and Director in April of 1999, bringing thirty-seven years of commercial and retail banking experience in the Northwest to the Company. Mr. Grimes stated "Mr. Holliday's commercial banking background has proved very valuable to the Company as it moves from a thrift-based operation to a commercial banking operation. This change completes Mr. Holliday's assumption of the leadership of the organization and emphasizes the Board of Directors' commitment to the full service commercial banking organization."

     WesterFed Financial Corporation's only subsidiary, Western Security Bank, which is Montana's largest savings bank, operates thirty-four offices in twenty Montana communities.

CONTACT:          James A. Salisbury, Treasurer/Chief Financial Officer
                  (406) 721-5254








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